UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): May 25, 2007

DealerAdvance, Inc.
(Exact name of registrant as specified in charter)

Stronghold Technologies, Inc.
(Former name of registrant)

Nevada	333-54822	22-3762832
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

16801 Addison Road, Suite 310, Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (214) 866-0606

Copies to:
Richard Anslow, Esq.
Anslow & Jaclin LLP
195 Route 9 South, Suite 204
Manalapan, NJ 07726
Phone: (732) 409-1212
Fax: (732) 577-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 25, 2007, we entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors"). Under the terms of the Securities Purchase Agreement, the Investors purchased an aggregate of (i) $900,000 in callable convertible secured notes (the "Notes") and (ii) warrants to purchase 5,000,0000 shares of our common stock (the "Warrants").

Pursuant to the Securities Purchase Agreement, the Investors will purchase the Notes and Warrants in six tranches as set forth below:

1.	On May 31, 2007, the Investors purchased Notes aggregating $150,000.

2.	On the final business day of each of the five (5) months beginning in June 2007 and ending in October 2007, the Investors shall purchase Notes aggregating $150,000 each.

The Notes carry an interest rate of 8% and a maturity date of May 25, 2010. The notes are convertible into our common shares at the Variable Conversion Price (as defined hereafter). The Variable Conversion Price shall be equal to the Applicable Percentage multiplied by the average of the lowest three (3) trading prices for our shares of common stock during the twenty (20) trading day period prior to conversion. The Applicable Percentage is between 50% and 60% depending upon the status of the registration statement to be filed by the Company.

At our option, we may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the Notes and the Common Stock is trading below the Initial Market Price as adjusted. In addition, in the event that the average daily price of the common stock, as reported by the reporting service, for each day of the month ending on a determination date is below the Initial Market Price as adjusted, we may prepay a portion of the outstanding principal amount of the Notes equal to 104% of the principal amount hereof divided by thirty-six (36) plus one month’s interest. Exercise of this option will stay all conversions for the following month. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, the Company has granted the investors a security interest in substantially all of its assets and intellectual property, excluding Camelot Studio Group and Camelot Film Group, as well as demand registration rights.

We simultaneously issued to the Investors seven year warrants to purchase 5,000,000 shares of our common stock at an exercise price of $.05.

The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of the Company's common stock such that the number of shares of the Company's common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of the Company's common stock.

We are committed to registering the shares of common stock underlying the Notes. We have agreed to file the registration statement within thirty (30) days from the closing date of our agreement with the Investors otherwise we may be subject to penalty provisions. There are penalty provisions if the Company does not use its best efforts and respond to comments from the SEC regarding its Registration Statement in a timely manner, or after the Registration Statement has been declared effective by the SEC, sales of all of the Registrable Securities cannot be made pursuant to the Registration Statement due to the fault of the Company.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The sale of Notes described in Item 1.01 was completed on May 25, 2007. The Company received $150,000 in gross proceeds from the Notes on May 31, 2007. At the closing, the company became obligated to the Investors for $150,000 in face amount of the Notes. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of us.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The Notes and Warrants referenced in Item 1.01 were offered and sold to the Investors in a private placement transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereto. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D under the Securities Act of 1933.

Item 8.01	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 29, 2007, Steven Humphries, Chief Executive Officer and Chief Financial Officer of the DealerAdvance, Inc. (the “Company”), resigned as Chief Financial Officer. Mr. Humphries will continue to serve as Chief Executive Officer of the Company.

In conjunction with Mr. Humphries’ resignation, the Company announced the appointment of David Wange to serve as the Company’s Chief Financial Officer. Mr. Wange’s appointment is effective May 29, 2007.

Before joining the Company, Mr. Wange served seven years with American Express Financial Advisors as a Business Financial Advisor. Most recently, Mr. Wange has spent the past four years serving as an independent consultant advising companies on best practices for internal audit and Sarbanes Oxley Act compliance. Mr. Wange holds a Bachelors of Science in Economics from Texas A & M University, a Masters of Science in Accounting from the University of Texas, Dallas, a Masters of Arts in Biblical Studies from the Dallas Theological Seminary, and is a Certified Public Accountant in the State of Texas.

A press release, dated May 29, 2007, announcing Mr. Wange’s appointment as Chief Financial Officer, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
4.1	Securities Purchase Agreement dated by and among the Company and the Investors
4.2	Form of Callable Convertible Secured Note by and among the Company and the Investors
4.3	Form of Stock Purchase Warrant by and among the Company and the Investors
4.4	Registration Rights Agreement by and among the Company and the Investors
4.5	Security Agreement by and among the Company and the Investors
4.6	Intellectual Property Agreement by and among the Company and the Investors

99.1	Press release of DealerAdvance, Inc. dated May 30, 2007
_____________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEALERADVANCE INC.

Date: June 1, 2007	By:	/s/Steven Humphries
Name: Steven Humphries
Title: Chief Executive Officer